UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Tesco Corporation

(Exact name of registrant as specified in its charter)

Alberta	001-34090	76-0419312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11330 Clay Road Suite 350 Houston, Texas		77041
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (713) 359-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 15, 2017, (the “Closing Date”), Tesco Corporation (the “Company”), Nabors Industries Ltd. (“Nabors”), and Nabors Maple Acquisition Ltd. (“AcquisitionCo”) completed the statutory plan of arrangement under section 193 of the Business Corporations Act (Alberta) (the “Arrangement”) previously announced on August 13, 2017, pursuant to which AcquisitionCo acquired all of the issued and outstanding common shares of the Company (the “Tesco Common Shares”).

Under the terms of the Arrangement, each outstanding Tesco Common Share, totaling 47,173,041, was acquired by AcquisitionCo in exchange for 0.68 of a common share of Nabors for each Tesco Common Share (the “Share Consideration”). AcquisitionCo then issued AcquisitionCo common shares to Nabors, being equal in value to the aggregate Share Consideration, as consideration for Nabors having issued the Share Consideration. Nabors issued a total of 32,077,668 common shares of Nabors to the former shareholders of the Company.

In addition, pursuant to the Arrangement, (i) all outstanding, unexpired Company options to purchase Tesco Common Shares were accelerated and cancelled for no consideration as these options had an exercise price per share equal to or greater than the Market Value; and (ii) the vesting of all outstanding Company restricted stock units, including performance stock units (“RSUs”), was accelerated and the RSUs were cancelled in exchange for the right to receive an amount in cash, less tax withholding, equal to (a) the Market Value per share, multiplied by (b) the aggregate number of Tesco Common Shares underlying the RSUs immediately prior to the effective time. Market Value means 0.68 multiplied by the closing price of one share of Nabors common stock on the New York Stock Exchange on the last trading day prior to the effective date of the Arrangement, or $5.58.

Pursuant to the Arrangement, Nabors common shares will be issued in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved after a public hearing on the fairness of the terms and conditions of the exchange by a court of competent jurisdiction at which all persons to whom the securities will be issued had the right to appear. On December 4, 2017, a final order was entered by the Court of Queen’s Bench of Alberta approving the Arrangement.

Following the closing of the Arrangement, the Company intends to terminate its listing on NASDAQ and its registration with, and suspend its reporting obligations to, the Securities and Exchange Commission. The Company also intends to submit an application to cease to be a reporting issuer under the securities laws of each jurisdiction of Canada in which the Company is a reporting issuer and to otherwise terminate the Company’s public reporting requirements in Canada as soon as possible.

The foregoing summaries of the Arrangement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Arrangement Agreement, a copy of which was included as an Annex to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2017 (the “Definitive Proxy Statement”), the terms of which are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under Item 2.01 above are incorporated herein by reference.

Item 8.01.	Other Events.

On December 15, 2017, Nabors issued a press release relating to the Arrangement. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Nabors Industries Ltd., dated December 15, 2017.

Cautionary Language Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as “believe,” “expect,” “intend,” “may,” “will,” “should,” “could,” or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this Form 8-K include, but are not limited to, statements with respect the delisting and deregistration of the Company. Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us, but they may prove to be incorrect. The forward-looking statements in this report are made as of the date it was issued, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. By their very nature, forward-looking statements involve inherent risks and uncertainties. These risks and uncertainties include, but are not limited to, timing of regulatory filings and approvals, including those related to delisting and deregistration. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Refer to “Part I, Item 1A—Risk Factors” in our most recent Annual Report on Form 10-K, each subsequent Quarterly Report on Form 10-Q, and our Definitive Proxy Statement related to the Arrangement filed on October 26, 2017, for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

By	/s/ Christopher L. Boone
Christopher L. Boone
Senior Vice President and Chief Financial Officer

Date: December 15, 2017